SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 1, 2003

                              REPLIGEN CORPORATION
              (Exact name of registration as specified in charter)

    Delaware                        0-14656                      04-2729386
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA                    02453
     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code (781) 250-0111

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure.

      Repligen Corporation (Nasdaq: RGEN) announced on May 2, 2003 that it has issued and sold to The Riverview Group 2.5 million shares of its common stock at $5.00 per share in a private placement for gross proceeds of $12.5 million. A press release announcing the private placement is attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits.

        Exhibit No.                            Exhibit
        -----------                            -------

            4 Stock Purchase Agreement, dated as of May 1, 2003, by and among Repligen and the Investors (as defined therein).

            99 Press Release, dated May 2, 2003 announcing the Private Placement of Repligen Common Stock.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REPLIGEN CORPORATION


Dated: May 2, 2003                    By: /s/ Walter C. Herlihy
                                          --------------------------------------
                                          Walter C. Herlihy,
                                          Chief Executive Officer and President


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

                                  EXHIBIT INDEX

        Exhibit No.                            Exhibit
        -----------                            -------

            4 Stock Purchase Agreement, dated as of May 1, 2003, by and among Repligen and the Investors (as defined therein).

            99 Press Release, dated May 2, 2003 announcing the Private Placement of Repligen Common Stock.


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